Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 1, 2014, is entered into by and among PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (“Pacific Holding”), PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company (“Madera”), PACIFIC ETHANOL COLUMBIA, LLC, a Delaware limited liability company (“Boardman”), PACIFIC ETHANOL STOCKTON LLC, a Delaware limited liability company (“Stockton”), and PACIFIC ETHANOL MAGIC VALLEY, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, the “Borrowers”), Pacific Holding, as Borrowers’ Agent, PE Op Co., a Delaware corporation (formerly, New PE Holdco LLC, a Delaware limited liability company), as Pledgor (the “Pledgor”), each of the Lenders whose signatures appear on the signature pages to this Amendment (individually, each a “Consenting Lender” and collectively, the “Consenting Lenders”), WELLS FARGO BANK, N.A., as administrative agent for the Lenders (“Administrative Agent”), WELLS FARGO BANK, N.A., as collateral agent for the Senior Secured Parties (“Collateral Agent”) and AMARILLO NATIONAL BANK, as accounts bank (“Accounts Bank”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrowers, Borrowers’ Agent, the Pledgor, the Lenders party thereto, Administrative Agent, Collateral Agent and Accounts Bank entered into that certain Credit Agreement dated as of October 29, 2012 (as amended, the “Credit Agreement”); and

WHEREAS, Borrowers and Borrowers’ Agent have requested, and the Required Lenders have agreed to, certain amendments to the Credit Agreement upon the terms and subject to the conditions set forth herein in order to, among other things, (a) provide for the termination of the Cold Shutdown of the Madera Plant and (b) provide certain other modifications related to the foregoing and to the conversion of Pledgor from a Delaware limited liability company to a Delaware corporation.

NOW, THEREFORE, the parties hereto agree that upon the occurrence of the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

SECTION 1.	Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement and the definitions attached to the Credit Agreement are hereby amended to:

1.1.	Add new Sections 2.05(d) and 2.05(e) to the Credit Agreement to provide as follows:

(d)     The Borrowers may, upon notice to the Administrative Agent received not later than 11:00 a.m. New York City time at least one Business Day prior, terminate in whole or permanently reduce in part the unused portions of the Aggregate Commitment; provided, however, that each partial reduction of the Aggregate Commitment (a) shall be in a minimum amount of $1 million and integral multiples of $1 million in excess thereof and (b) shall be made ratably among the Lenders in accordance with their Commitments.

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(e)     Except as provided in Section 11.01(b), the Commitments shall not be subject to increase.

1.2.	Delete Section 3.14 (Commitment Increase) in its entirety and insert the following in its place:

Section 3.14 [Intentionally Omitted].

1.3.	Amend Section 5.03(b) of the Credit Agreement in its entirety as follows:

(b)     All Necessary Project Approvals are in full force and effect, are properly in the name of the appropriate Person, and are final and Non-Appealable. There is no action, suit, investigation or proceeding pending or to the knowledge of each Borrower, threatened that could reasonably be expected to result in the modification, rescission, termination or suspension of any Necessary Project Approval that could reasonably be expected to have a Material Adverse Effect.

1.4.	Amend Section 5.13(b) of the Credit Agreement in its entirety as follows:

(b)     Except as contemplated by Section 7.02(f) (Negative Covenants – Asset Dispositions), the Borrowers have a good and valid ownership interest, leasehold interest, license interest or other right of use in all other property and assets (tangible and intangible) included in the Collateral (other than the collateral pledged pursuant to the Pacific Holding Pledge Agreement). Such ownership interests, leasehold interest, license interest or other rights of use are and will be sufficient to permit operation of the Plants substantially in accordance with the Project Documents applicable to each such Plant. None of said properties or assets are subject to any Liens or, to the knowledge of each Borrower, any other claims of any Person, including any easements, rights of way or similar agreements affecting the use or occupancy of the Project, any Plant or any Site, other than Permitted Liens and, with respect to claims, to the extent permitted by Section 5.09 (Litigation).

1.5.	Amend Section 6.02(b) of the Credit Agreement in its entirety as follows:

(b)     Government Approvals. Each Borrower that owns a Plant shall have all Necessary Project Approvals required as of the date of such requested Funding to operate such Plant, and the Administrative Agent shall have received a duly executed certificate of an Authorized Officer of the relevant Borrowers certifying that each such Necessary Project Approval is in full force and effect and is final and Non-Appealable.

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1.6.	Amend Section 7.01(c) of the Credit Agreement in its entirety as follows:

(c)     Operations and Maintenance; Operating Status. Each Borrower owning a Plant shall own, operate and maintain (or cause to be operated and maintained) such Plant in all material respects in accordance with (A) the terms and provisions of the Transaction Documents, (B) all applicable Governmental Approvals and Laws and (C) Prudent Ethanol Operating Practice. Pacific Holding shall conduct its business in all material respects in accordance with all applicable Governmental Approvals and Laws.

1.7.	Amend Section 7.02(a)(iv) of the Credit Agreement in its entirety as follows:

(iv)     Capitalized Lease Liabilities with payments in any Fiscal Year, taken in the aggregate for the Project, in an amount not to exceed the aggregate of (A) two million Dollars ($2,000,000) plus (B) additional payments with respect to Capital Lease Liabilities due with respect to production facilities for corn oil;

1.8.	Amend Section 7.02(a)(vi) of the Credit Agreement in its entirety as follows:

(vi)     Indebtedness (which may include Capitalized Lease Liabilities without reduction of the basket in the foregoing clause (a)(iv)) incurred at the time of such purchase or lease to finance the purchase or lease of enhancements to the Borrowers’ production facilities consisting of bolt-on product yield enhancement equipment or processing and separation equipment for corn oil and corn syrup in an aggregate principal amount not to exceed twenty-four million Dollars ($24,000,000);

1.9.	Add a new Section 7.02(a)(viii) to the Credit Agreement to provide as follows:

(viii)     Indebtedness constituting Permitted PEI Subordinated Debt.

1.10.	Amend Section 7.02(b)(xi) of the Credit Agreement in its entirety as follows:

(xi)     purchase money security interests and Liens in respect of Capitalized Lease Liabilities, in each case in equipment acquired by any Borrower using Indebtedness permitted by Section 7.02(a)(vi) (Negative Covenants-Restrictions on Indebtedness); provided, that such security interests and leases do not apply to any other property or assets of any Loan Party or any Subsidiary besides those acquired or leased pursuant to such transaction (it being agreed that transactions with the same vendor may be cross-collateralized); and

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1.11.	Amend Section 7.02(d) of the Credit Agreement in its entirety as follows:

(d)     Change in Business. No Borrower shall (i) enter into or engage in any business other than the ownership, operation, maintenance, use and financing of the Plants or the Project as contemplated by the Transaction Documents or (ii) change in any material respect the scope of any Plant or the Project from that which exists as of the Closing Date.

1.12.	Amend the definition of “Aggregate Commitment” in its entirety as follows:

“Aggregate Commitment” means $15,000,000, as the same may be reduced in accordance with Section 2.05 (Termination or Reduction of Commitments).

1.13.	Amend the definition of “Burley Heiskell GSA” in its entirety as follows:

“Burley Heiskell GSA” means the Grain Storage Agreement dated as of December 11, 2009 between Heiskell and Burley, as amended by that certain Amendment No. 1 to Grain Storage Agreement dated December 10, 2010, that certain Amendment No. 2 to Grain Storage Agreement dated November 17, 2011, and that certain Extension Agreement dated December 8, 2013.

1.14.	Amend the definition of “LIBOR” in its entirety as follows:

“LIBOR” means, for any Interest Period:

(a)     the rate per annum equal to the rate determined by the Administrative Agent to be the London Interbank Offered Rate as published by Bloomberg or Reuters (or any successor to either of them) for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; or

(b)     if the rate referenced in the preceding clause (a) is not available, the rate per annum equal to the rate determined by the Administrative Agent to be the London Interbank Offered Rate on such other page or other service that displays the London Interbank Offered Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; or

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(c)     if the rates referenced in the preceding clauses (a) and (b) are not available, the last available rate for LIBOR pursuant to this definition.

Notwithstanding the foregoing, in no event shall LIBOR be less than a rate per annum equal to four percent (4%).

1.15.	Delete the definitions of “Associated Member”, “Heiskell GSA”, “Kirby Equipment”, and “PE Newco LLC Agreement”.

1.16.	Add a new definition of “Permitted PEI Subordinated Debt” as follows:

“Permitted PEI Subordinated Debt” means Indebtedness of Borrowers to Pacific Ethanol, which has been subordinated to the Obligations in a manner approved by Required Lenders.

1.17.	Amend the definition of “Permitted Tax Distribution” in its entirety as follows:

“Permitted Tax Distribution” means, with respect to any distributee that is required to pay tax as a result of its direct or indirect ownership of the Borrowers, an amount equal to (a) the Effective Tax Rate multiplied by (b) the taxable income of Pacific Holding and the other Borrowers (after netting or otherwise taking account of a distributee’s shares of the income, loss, deduction and credit associated with the distributee’s interest in the Borrowers) that the distributee is reasonably expected to have to report for income tax purposes for the month distributed to the extent necessary to fund a distributee’s timely payment to a Governmental Authority of tax liability (including estimated payments thereof) and subject to correction as described below. “Effective Tax Rate” means the highest combined federal and state tax rate on corporations, applicable to any distributee, after giving effect to the maximum amount of state income tax deductible for federal income tax purposes. Permitted Tax Distributions as estimated for purposes of a Monthly Date shall be subject to later correction to reflect amounts as actually reported on an income tax return by a distributee for federal and state income tax purposes. Thus, on any Monthly Date, the Permitted Tax Distribution means the amount calculated as the product of (a) and (b), above, adjusted by the difference, if any, between the Permitted Tax Distribution for the preceding Monthly Date as estimated for such date and the Permitted Tax Distribution for that preceding Monthly Date as finally determined.

1.18.	Amend the definition of “Required Lenders” in its entirety as follows:

“Required Lenders” means Lenders (excluding all Non-Voting Lenders) holding in excess of sixty-six and two-thirds percent (66 2/3%) of the outstanding principal amount of the Loans and the undisbursed amount of the Aggregate Commitment (excluding the principal amounts of any Loans made by, and any Commitments of, any Non-Voting Lenders).

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SECTION 2.	Amendments to Schedules to Credit Agreement.

2.1.	Schedule 1.01(a) to the Credit Agreement is hereby amended and restated in its entirety as Schedule 1.01(a) attached hereto.

2.2.	Schedule 5.11(ii) to the Credit Agreement is hereby amended to add the Additional Project Documents listed on Schedule A attached hereto.

2.3.	Exhibit 2.02 to the Credit Agreement is hereby amended and restated in its entirety as Exhibit 2.02 attached hereto.

SECTION 3.	Other Amendments.

3.1.	Schedule 2.01 to that certain Assignment and Security Agreement between Madera and Collateral Agent dated as of October 29, 2012 is hereby amended and restated in its entirety in the form of Schedule 2.01 (Madera Assignment and Security Agreement) attached hereto.

3.2.	The Pledge and Security Agreement among New PE Holdco LLC, as Pledgor, Pacific Ethanol Holding Co. LLC, as Company, and Collateral Agent, dated as of October 29, 2012 is hereby amended to:

(a)	Change each reference to New PE Holdco LLC, a limited liability company organized and existing under the laws of the State of Delaware, to PE Op Co., a Delaware corporation.

(b)	Amend Section 4.01 in its entirety as follows:

4.01     Organization; Power; Compliance with Law and Contractual Obligations. The Pledgor (a) is a corporation duly formed and in good standing under the Laws of the State of Delaware, (b) is duly qualified to do business as is now being conducted and as is proposed to be conducted and is in good standing as a corporation in each jurisdiction where the nature of its business requires such qualification (other than any such failure to be so qualified or in good standing that could not reasonably be expected to have a Material Adverse Effect) and (c) has all requisite corporate power and authority and holds all Governmental Approvals required as of the date of this representation is made or deemed repeated to enter into and perform its obligations under this Agreement.

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(c)	Amend Section 4.02 in its entirety as follows:

4.02     Due Authorization; Non-Contravention.

(a)     The execution, delivery and performance by the Pledgor of this Agreement are within the Pledgor’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Pledgor’s Organic Documents, or (ii) any applicable Law or any Contractual Obligation binding on or affecting the Pledgor in any material respect.

(b)     The exercise by the Collateral Agent of any of its rights and remedies with respect to the Collateral in accordance with the terms of this Agreement, the other Financing Documents and the Intercreditor Agreement will not contravene in any material respect any applicable Law or any Contractual Obligation binding on or affecting the Pledgor or any of the properties of the Pledgor and will not result in or require the creation of any Lien (other than Permitted Liens) upon or with respect to any of the Collateral other than pursuant to this Agreement.

(d)	Amend Section 4.05 in its entirety as follows:

4.05     Name. The name of the Pledgor is PE Op Co., as indicated in the public records of the State of Delaware, and it has not had any other names within the past five (5) years, except for New PE Holdco LLC.

(e)	Amend Section 4.06 in its entirety as follows:

4.06     Organizational Number. The Pledgor’s federal employee identification number is 46-5198303 and Pledgor’s organizational number is DE 140377286-5504837.

(f)	All references to New PE Holdco LLC, a Delaware limited liability company, in any Financing Document are hereby amended to be PE Op Co., a Delaware corporation.

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SECTION 4.	Consents. Effective on the Amendment Effective Date, Administrative Agent and the Consenting Lenders hereby consent and agree to (i) the Additional Project Documents listed on Schedule A attached hereto and agree that such documents shall be Project Documents for all purposes under the Credit Agreement; (ii) that certain budget entitled “PEHC Annual Budget dated March 28, 2014”, which shall be the document required pursuant to Section 7.01(k)(iv) of the Credit Agreement for 2014 and that certain budget entitled “PEHC Q2014 Quarterly Budget March 21, 2014”, which shall be the budget for the Fiscal Quarter commencing April 1, 2014 required pursuant to Section 7.01(k) of the Credit Agreement; and (iii) the form of promissory note to evidence and subordinate the Permitted PEI Subordinated Debt attached hereto as Schedule B. Notwithstanding the foregoing, with respect to any agreement listed on Schedule A with the notation “[PC]”, such agreement will become an Additional Project Document and be considered approved pursuant to this Section 4 either (a) if a draft of such agreement was provided to the Administrative Agent and Lenders before the Amendment Effective Date, when a fully executed copy of such agreement (without material additional changes) is provided to Administrative Agent or (b) if a draft of such agreement was not provided to the Administrative Agent and Lenders before the Amendment Effective Date or material changes are made to the draft of such agreement, when the Required Lenders direct Administrative Agent to accept such agreement as an Additional Project Document.

SECTION 5.	Payment of Costs and Fees. Each Borrower (i) reaffirms its obligations under Section 11.07 of the Credit Agreement and (ii) without limiting the provisions set forth in Section 11.07 of the Credit Agreement, acknowledges, consents and agrees that it shall promptly pay, upon receipt of invoices therefor, to the Administrative Agent all reasonable out-of-pocket costs, fees, expenses and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment incurred by or on behalf of such Persons; provided that each Consenting Lender shall bear its own costs and expenses in connection with this Amendment (including fees and disbursements of counsel to the Consenting Lenders).

SECTION 6.	Acknowledgements.

6.1.	Reaffirmation of Obligations. Each Loan Party hereby (i) reaffirms, acknowledges, confirms and agrees to its respective guarantees, pledges and grants of security interests and other commitments and Obligations under the Financing Documents and (ii) confirms and agrees that the Financing Documents and all guarantees, pledges and grants of security interests and other commitments and Obligations thereunder shall continue to be in full force and effect following the effectiveness of this Amendment. All Obligations under the Credit Agreement and the other Financing Documents owing by the Loan Parties to the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender, as the case may be, are unconditionally owing by the Loan Parties to the Administrative Agent, the Collateral Agent and each Lender, as the case may be, without offset, defense or counterclaim of any kind, nature or description whatsoever.

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6.2.	Acknowledgement of Security Interests. Each Loan Party hereby acknowledges, confirms and agrees that the Collateral Agent, for itself and the benefit of Senior Secured Parties, has and shall continue to have valid, enforceable and perfected first-priority liens (subject only to Permitted Liens) upon and security interests in the Collateral granted to the Collateral Agent, for itself and the benefit of Senior Secured Parties, pursuant to the Financing Documents.

6.3.	Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (i) each of the Financing Documents to which it is a party has been duly executed and delivered to the Administrative Agent, the Collateral Agent, the Accounts Bank and the Lenders thereto by it, and each is in full force and effect as of the Amendment Effective Date, (ii) the agreements and obligations of such Loan Party contained in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”), in each of the other Financing Documents and in this Amendment constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, and such Loan Party has no valid defense to the enforcement of the obligations under the Amended Credit Agreement or the other Financing Documents, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws limiting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Financing Documents and under applicable law or at equity.

SECTION 7.	Representations and Warranties of Loan Parties. Each of the Loan Parties hereby represents and warrants in favor of the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender as follows:

7.1.	The execution, delivery and performance by such Loan Party of this Amendment and the performance of the Amended Credit Agreement are within such Loan Party’s powers and have been duly authorized by all necessary action on the part of such Loan Party.

7.2.	This Amendment has been duly executed and delivered by such Loan Party and each of this Amendment, the Amended Credit Agreement and the other Financing Documents constitutes a legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws limiting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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7.3.	The execution, delivery or performance of this Amendment by such Loan Party (i) does not require any consent or approval of, registration of filing with, or any other action by, any Person (including, without limitation, any Governmental Authority) except (A) such as have been obtained or made and are in full force and effect and (B) filings necessary to perfect Liens created by the Financing Documents, (ii) will not violate the organizational or governing documents of any Loan Party and (iii) will not violate any applicable Law or any Contractual Obligation applicable to or binding upon such Loan Party or any of their respective properties or assets.

7.4.	No event has occurred or is continuing, that would constitute a Default or an Event of Default under the Credit Agreement, the Amended Credit Agreement, or any other Financing Document.

7.5.	As of the Amendment Effective Date, no litigation by, investigation known to such Loan Party by, or proceeding of, any Governmental Authority is pending or, to the knowledge of such Loan Party, has been threatened against such Loan Party which (i) challenges such Loan Party’s right, power, or competence to enter into this Amendment, or perform any of its obligations under this Amendment, the Amended Credit Agreement, or any other the Financing Documents or the validity or enforceability of this Amendment, the Amended Credit Agreement, or any other Financing Document or any action taken under this Amendment, the Amended Credit Agreement or any other Financing Document or (ii) is reasonably likely, if adversely decided, to have a Material Adverse Effect.

7.6.	After giving effect to this Amendment, the representations and warranties of such Loan Party contained in the Amended Credit Agreement and the other Financing Documents are true and correct in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

SECTION 8.	Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the first date on or prior to ____________, 2014 on which each of the following conditions has been satisfied (or waived in writing by the Required Lenders) (the “Amendment Effective Date”):

8.1.	Amendment. The Administrative Agent shall have received duly executed counterparts of this Amendment from each Loan Party, the Lenders and the Accounts Bank.

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8.2.	Costs and Expenses. Except as provided in Section 5, the Borrowers shall have paid all fees, costs and expenses incurred in connection with this Amendment and any other Financing Documents that have been invoiced and are required to be paid hereunder or under the Credit Agreement (including, without limitation, reasonable legal fees and expenses of the Administrative Agent).

8.3.	Representations and Warranties. The representations and warranties made or deemed made by the Loan Parties under this Amendment shall be true and correct (subject to the materiality qualifiers set forth in such representations and warranties) as of the Amendment Effective Date.

8.4.	Customary Closing Documents. The Consenting Lenders shall have received such officer’s certificates, secretary’s certificates, resolutions, lien searches and other customary deliverables as they shall request.

Upon satisfaction of the foregoing closing conditions, one or more of the Consenting Lenders shall promptly provide written confirmation to Borrowers’ Agent and the Administrative Agent of such satisfaction and identify the Amendment Effective Date.

SECTION 9.	Effect on the Financing Documents.

9.1.	Except as set forth in this Amendment, the Credit Agreement and each of the other Financing Documents shall be and remain unchanged and in full force and effect in accordance with their respective terms, are hereby ratified and confirmed in all respects and the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender expressly reserves the right to require strict compliance with the terms of the Credit Agreement (and, following the Amendment Effective Date, the Amended Credit Agreement) and the other Financing Documents. The execution, delivery, and performance of this Amendment shall not operate as a modification or waiver of any right, power, or remedy of any Agent or any Lender under the Credit Agreement (and, following the Amendment Effective Date, the Amended Credit Agreement) or any other Financing Document and no such action shall be construed as (i) a waiver or forbearance of any of the Administrative Agent’s, the Collateral Agent’s, the Accounts Bank’s or the Lenders’ rights, remedies, and powers against the Borrowers, any other Loan Party or the Collateral (including, without limitation, the right to terminate without notice the making of Revolving Loans) or (ii) a waiver of any Default or Event of Default. Notwithstanding any provision of this Amendment, nothing herein shall adversely affect the rights, remedies, duties, liabilities, obligations and/or responsibilities of any Lender that has not consented to the terms hereof to the extent such consent may be required pursuant to the Credit Agreement, including Section 11.01 thereof.

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9.2.	Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Financing Documents to “the Credit Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

9.3.	To the extent that any terms and conditions in any of the Financing Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified hereby (except to the extent that such contradiction or conflict is expressly permitted by this Amendment).

SECTION 10.	Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to conflicts of law principles that would require the application of laws of another jurisdiction.

SECTION 11.	Financing Document. This Amendment shall be deemed to be a Financing Document for all purposes.

SECTION 12.	Release by Loan Parties. As of the Amendment Effective Date, each Loan Party hereby waives, releases, remises and forever discharges the Administrative Agent, the Collateral Agent, the Accounts Bank, each Lender, each of the other Senior Secured Parties, each of their respective Affiliates and each of the officers, directors, employees, and professionals of each Lender, the Administrative Agent, the Collateral Agent, the Accounts Bank and each of the other Senior Secured Parties and their respective Affiliates (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which such Loan Party ever had from the beginning of the world or now has or that any of the Loan Parties’ respective successors and assigns hereafter can or may have against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Financing Document, or to any acts or omissions of any such Releasee relating to the Credit Agreement or any other Financing Document in each case, pertaining to facts, events or circumstances existing on or prior to the date hereof, including, without limitation, the execution and delivery by any and all Releasees of this Amendment, except for the duties and obligations expressly set forth in this Amendment, the Credit Agreement and the other Financing Documents (as modified by the provisions hereof). As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and waives the benefits of each provision of applicable federal or state law (including, without limitation, the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto. Each Loan Party understands that the facts which they believe to be true at the time of making the release provided for herein may later turn out to be different than they now believe, and that information which is not now known or suspected may later be discovered. Each Loan Party accepts this possibility, and each Loan Party assumes the risk of the facts being different and new information being discovered; and each Loan Party further agrees that the release provided for herein shall in all respects continue to be effective and not subject to termination or rescission because of any difference in such facts or any new information.

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SECTION 13.	Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

SECTION 14.	Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 15.	Lender Direction. Each of the undersigned Lenders hereby directs each of the Administrative Agent and the Collateral Agent to execute and deliver this Amendment and the First Amendment to Intercreditor Agreement and Consent in the form of Schedule C hereto, to give the consents hereunder and thereunder and to perform their respective obligations hereunder and thereunder. Each of the Lenders hereby directs the Collateral Agent to execute and deliver the Acceptance of Notice (in the form attached to the Third Amendment to Credit Agreement, dated as of the date hereof, to the Amended Credit Agreement) pursuant to Section 7.01(b) of the Intercreditor Agreement. Each of the undersigned Lenders also directs the Accounts Bank to execute and deliver this Amendment. Each of the Lenders hereby directs the Collateral Agent to execute and deliver the Consent and Agreement in the form of Schedule D hereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first written above.

PACIFIC ETHANOL HOLDING CO. LLC,

as a Borrower and as Borrowers’ Agent

By:  /s/ Bryon T. McGregor

Name: Bryon T. McGregor

Title: Chief Operating Officer

PACIFIC ETHANOL MADERA LLC, as a Borrower

By:  /s/ Bryon T. McGregor

Name: Bryon T. McGregor

Title: Chief Operating Officer

PACIFIC ETHANOL COLUMBIA, LLC, as a Borrower

By:  /s/ Bryon T. McGregor

Name: Bryon T. McGregor

Title: Chief Operating Officer

PACIFIC ETHANOL STOCKTON LLC, as a Borrower

By:  /s/ Bryon T. McGregor

Name: Bryon T. McGregor

Title: Chief Operating Officer

PACIFIC ETHANOL MAGIC VALLEY, LLC, as a Borrower

By:  /s/ Bryon T. McGregor

Name: Bryon T. McGregor

Title: Chief Operating Officer

Signature Page to Second Amendment to Credit Agreement

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PE OP CO., as Pledgor

By:  /s/ Bryon T. McGregor

Name: Bryon T. McGregor

Title: Chief Financial Officer and Treasurer

Signature Page to Second Amendment to Credit Agreement

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AMARILLO NATIONAL BANK, as Accounts Bank

By:  /s/ Darren Jenks

Name: Darren Jenks

Title: VP - Cash Management

Signature Page to Second Amendment to Credit Agreement

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WELLS FARGO BANK, N.A., as Administrative Agent and Collateral Agent

By: /s/ Julius R. Zamora

Name: Julius R. Zamora

Title: Vice President

Signature Page to Second Amendment to Credit Agreement

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CREDIT SUISSE LOAN FUNDING LLC, as a Lender

By: /s/ Barry Zamore

Name: Barry Zamore

Title: Authorized Signatory

By: /s/ Robert Healey

Name: Robert Healey

Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

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CANDLEWOOD SPECIAL SITUATIONS MASTER FUND, LTD., as a Lender

By: /s/ David Koenig

Name: David Koenig

Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

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CWD OC 522 MASTER FUND, LTD., as a Lender

By: /s/ David Koenig

Name: David Koenig

Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

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ACCEPTANCE OF NOTICE

The undersigned, as Collateral Agent under the Amended Credit Agreement, hereby acknowledges receipt of notice of the foregoing Amendment as required pursuant to Section 7.01(a) of the Intercreditor Agreement.

WELLS FARGO BANK, N.A., as Collateral Agent

By:  /s/ Julius R. Zamora

Name: Julius R. Zamora

Title: Vice President

Signature Page to Second Amendment to Credit Agreement

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SCHEDULE A

ADDITIONAL PROJECT DOCUMENTS

(i)	Grain Supply Agreements between Madera and Pacific Ag. Products.

(ii)	Ethanol Offtake Agreements between Madera and Kinergy.

(iii)	DG Offtake Agreements between Madera and Pacific Ag. Products.

(iv)	Grain Supply Agreement between Madera and CHS, Inc.

(v)	Amendments and Restatements of the Grain Supply Agreements of Boardman, Burley and Stockton.

(vi)	Amendments and Restatements of the Ethanol Offtake Agreements of Boardman, Burley and Stockton.

(vii)	Amendments and Restatements of the DG Offtake Agreements of Boardman, Burley and Stockton.

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SCHEDULE B

FORM OF PEI SUBORDINATED NOTE

[See Attached]

23

SUBORDINATED INTERCOMPANY NOTE

[Amount: [AMOUNT]]
Sacramento, California
[DATE OF ISSUANCE]

FOR VALUE RECEIVED, and subject to the terms and conditions set forth in this Subordinated Intercompany Note (“Note”), PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (“Pacific Holding”), PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company (“Madera”), PACIFIC ETHANOL COLUMBIA, LLC, a Delaware limited liability company (“Boardman”), PACIFIC ETHANOL STOCKTON LLC, a Delaware limited liability company (“Stockton”), and PACIFIC ETHANOL MAGIC VALLEY, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, collectively, the “Payor”), hereby unconditionally and jointly and severally promises to pay to the order of PACIFIC ETHANOL, INC. or its assigns (the “Payee”), in lawful money of the United States of America in immediately available funds, at such location as the Payee shall designate in writing, [[AMOUNT] ([AMOUNT IN FIGURES]), on the date [TERM] after the date hereof, or if such a date is not a business day, then the next succeeding business day (the “Maturity Date”), and to pay interest on the unpaid principal amount hereof at the rates and on the dates specified below.

The Payor further agrees to pay interest to the Payee on the unpaid principal amount hereof from the date hereof at a rate per annum equal to [INTEREST RATE]% until the Maturity Date, and thereafter, until payment in full of the principal amount hereof (whether before or after judgment) at a rate per annum equal to [DEFAULT INTEREST RATE]%. Interest shall be payable on the Maturity Date, on the date of any prepayment and, after the Maturity Date, on demand.

The Payor may prepay the principal amount of this Note in whole or in part at any time or from time to time without premium or penalty; provided that each prepayment shall be accompanied by payment of accrued interest to the date of prepayment.

Upon the commencement by or against the Payor of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Payor or its debts, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.

This Note evidences certain permitted intercompany indebtedness referred to in (a) that certain Credit Agreement dated October 29, 2012 (the “Senior Secured Credit Agreement”), among Pacific Holding, Madera, Boardman, Stockton, Burley, collectively, the “Credit Agreement Borrowers”), Pacific Holding, as Senior Secured Credit Agreement Borrower’s Agent, each of the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent (the “Senior Administrative Agent”) for the Lenders, Wells Fargo Bank, N.A., as Collateral Agent for the Senior Secured Parties (as defined in the Senior Secured Credit Agreement), Credit Suisse Loan Funding LLC, as Syndication Agent, and Amarillo National Bank, as Accounts Bank; and (b) that certain Second Amended and Restated Credit Agreement dated as of October 29, 2012 (the “Junior Secured Credit Agreement”) among the Credit Agreement Borrowers, Pacific Holding, as Junior Secured Credit Agreement Borrower’s Agent, each of the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent (the “Junior Administrative Agent”) for the Lenders, Wells Fargo Bank, N.A., as Collateral Agent for the Senior Secured Parties, Credit Suisse Loan Funding LLC, as Syndication Agent, and Amarillo National Bank, as Accounts Bank (the Senior Secured Credit Agreement and the Junior Secured Credit Agreement, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, collectively, the “Credit Agreement”). The obligations of the Payor pursuant to the Credit Agreement and the obligations in connection with any renewal, refunding, restructuring or refinancing of the Credit Agreement, including interest thereon accruing after the commencement of any proceedings referred to in clause (a) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Debt”.

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Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note is and shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all obligations of the Payor to pay principal, interest or any other amounts owing under or in connection with the Senior Debt until the occurrence of both (i) the payment in full in cash of the Senior Debt and (ii) the expiration or termination of any commitments to make loans or extend credit pursuant to the documents and instruments governing the Senior Debt (the occurrence of both (i) and (ii) being hereinafter referred to as the “Payment Date”):

(a)     in the event of (i) any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Payor or to its property, or (ii) any proceedings for voluntary liquidation, dissolution or other winding up of the Payor, whether or not involving insolvency or bankruptcy, or (iii) any assignment by the Payor for the benefit of its creditors or other marshalling of assets and liabilities of the Payor, then, (x) the holders of Senior Debt shall be paid in full in cash in respect of all amounts constituting Senior Debt before the Payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Debt are paid in full in cash in respect of all amounts constituting Senior Debt, any payment or distribution to which the Payee would otherwise be entitled shall be made to the holders of Senior Debt;

(b)     unless and until the Payment Date has occurred, then no payment or distribution of any kind or character shall be made by or on behalf of the Payor or any other person on its behalf with respect to this Note; and

(c)     if any payment or distribution of any character, whether in cash, securities or other property, in respect of this Note shall (despite these subordination provisions) be received by the Payee in violation of clause (a) or (b) before the Payment Date has occurred, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the Senior Administrative Agent (or if the Senior Administrative Agent has notified the Payee in writing by registered mail to the address of Payee set forth below, that the Senior Debt under the Senior Credit Agreement has been paid in full, to Junior Administrative Agent), to the extent necessary to pay all Senior Debt in full in cash.

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To the fullest extent permitted by law, no present or future holder of Senior Debt (or any of their representatives) shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of the Payor or the Payee or by any act or failure to act on the part of such holder or any agent for such holder. The Payee and the Payor hereby agree that the subordination of this Note is for the benefit of and enforceable by the holders of Senior Debt.

From and after the Payment Date and until the Note is paid in full, the Payee shall be subrogated to the rights of holders of Senior Debt to receive payments or distributions applicable to Senior Debt. A payment or distribution made by virtue of these subordination provisions to holders of Senior Debt that otherwise would have been made to the Payee is not, as between the Payor and the Payee, a payment by the Payor on the Senior Debt.

Nothing contained in the subordination provisions set forth above is intended to or will impair the obligations of the Payor, which are absolute and unconditional, to pay to the Payee the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of the Payee and other creditors of the Payor other than the holders of Senior Debt.

The Payee is hereby authorized to record all loans and advances made by it to the Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

The Payor hereby waives diligence, presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

This Note shall be binding upon the Payor and its successors and assigns, and the terms and provisions of this Note shall inure to the benefit of the Payee and its successors and assigns, including subsequent holders hereof. The Payor’s obligations under this Note may not be assigned without the prior written consent of the Payee.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Note as of the date first above written.

PAYOR:

PACIFIC ETHANOL HOLDING CO. LLC, as a Payor

By:__________________________________

Name:

Title:

PACIFIC ETHANOL MADERA LLC, as a Payor

By:__________________________________

Name:

Title:

PACIFIC ETHANOL COLUMBIA, LLC, as a Payor

By:__________________________________

Name:

Title:

PACIFIC ETHANOL STOCKTON LLC, as a Payor

By:__________________________________

Name:

Title:

PACIFIC ETHANOL MAGIC VALLEY, LLC, as a Payor

By:__________________________________

Name:

Title:

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PAYEE:

PACIFIC ETHANOL, INC., a Delaware corporation,

as Payee

By:__________________________________

Name:________________________________

Title:_________________________________

Payee’s Address:

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SCHEDULE C

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT AND CONSENT

[See Attached]

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FIRST AMENDMENT TO INTERCREDITOR AGREEMENT AND CONSENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT AND CONSENT (the “Amendment”) dated as of April 1, 2014, is entered into by and among WELLS FARGO BANK, N.A., as Collateral Agent for the First Lien Secured Parties (in such capacity, the “First Lien Collateral Agent”) and as First Lien Administrative Agent (defined below), and WELLS FARGO BANK, N.A., as Collateral Agent for the Second Lien Secured Parties (in such capacity, the “Second Lien Collateral Agent”) and as Second Lien Administrative Agent (defined below), as is acknowledged and agreed to (as set forth on the signature page for such parties) by PACIFIC ETHANOL HOLDING CO, LLC, a Delaware limited liability company (“Pacific Holding”), PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company (“Madera”), PACIFIC ETHANOL COLUMBIA, LLC, a Delaware limited liability company (“Boardman”), PACIFIC ETHANOL STOCKTON LLC, a Delaware limited liability company (“Stockton”), PACIFIC ETHANOL MAGIC VALLEY, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman, and Stockton, the “Borrowers”), and Pacific Holding, as agent for the Borrowers (“Borrowers’ Agent”).

PRELIMINARY STATEMENT

Reference is made to (a) the Credit Agreement dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, including as described in this Amendment, the “First Lien Credit Agreement”) among the Borrowers, Borrowers’ Agent, the lenders from time to time party thereto (the “First Lien Lenders”), Wells Fargo Bank, N.A., as Administrative Agent for the First Lien Lenders (in such capacity, the “First Lien Administrative Agent”), Wells Fargo Bank, N.A., as Collateral Agent for the Senior Secured Parties and Amarillo National Bank, as Accounts Bank (the “Accounts Bank”); and (b) the Second Amended and Restated Credit Agreement, dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, including as described in this Amendment, the “Second Lien Credit Agreement” and, together with the First Lien Credit Agreement, the “Credit Agreements”) among the Borrowers, Borrowers’ Agent, the lenders from time to time party thereto (the “Second Lien Lenders”), Wells Fargo Bank, N.A., as Administrative Agent for the Second Lien Lenders (in such capacity, the “Second Lien Administrative Agent”), Wells Fargo Bank, N.A., as Collateral Agent for the Senior Secured Parties and the Accounts Bank.

RECITALS

A.     The First Lien Lenders have agreed to make loans to the Borrowers pursuant to the First Lien Credit Agreement, upon, among other terms and conditions, the conditions that (a) the First Lien Obligations shall be secured by first priority Liens on, and security interests in, the Collateral, and (b) subject to the terms and conditions of that certain Intercreditor Agreement dated as of October 29, 2012 (the “Intercreditor Agreement”) among the First Lien Collateral Agent, the First Lien Administrative Agent, the Second Lien Collateral Agent, the Second Lien Administrative Agent, the Borrowers, and the Borrowers’ Agent, the payment of the First Lien Obligations shall be senior in right and payment to the payment of certain Second Lien Obligations.

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B.     First Lien Collateral Agent, First Lien Administrative Agent, First Lien Lenders, Borrowers and Pledgor have amended the First Lien Credit Agreement pursuant to that certain Second Amendment to the First Lien Credit Agreement dated as of April 1, 2014 (the “First Lien Amendment”).

C.     Second Lien Lenders have agreed to continue, and make certain additional extensions of, credit to the Borrowers pursuant to the Second Lien Credit Agreement, upon, among other terms and conditions, the conditions that (a) the Second Lien Obligations shall be secured by second priority Liens on, and security interests in, the Collateral, and (b) subject to the terms and conditions of the Intercreditor Agreement, the payment of certain Second Lien Obligations shall be subordinate and subject in right and time of payment to the prior Discharge of First Lien Obligations.

D.     Second Lien Collateral Agent, Second Lien Administrative Agent, Second Lien Lenders, Borrowers and Pledgor have amended the Second Lien Credit Agreement pursuant to that certain Third Amendment to the Second Amended and Restated Credit Agreement dated as of April 1, 2014 (the “Second Lien Amendment”).

E.     The parties desire to enter into this Amendment to consent to the First Lien Amendment and the Second Lien Amendment and to make certain amendments to the Intercreditor Agreement.

F.     Capitalized terms used herein shall have the meanings given to such terms in the Intercreditor Agreement; provided that capitalized terms used herein and not defined in the Intercreditor Agreement shall have the meanings given to such terms in the First Lien Credit Agreement.

NOW, THEREFORE, the parties hereto agree that upon the occurrence of the Amendment Effective Date (as hereinafter defined), the parties agree as follows:

Section 1.                Consents and Amendments.

(a)                First Lien Collateral Agent and First Lien Administrative Agent hereby: (i) consent to the Second Lien Amendment, notwithstanding any provision of the Intercreditor Agreement to the contrary and (ii) waive notice of such amendment required pursuant to Section 7.01(b) of the Intercreditor Agreement.

(b)               Second Lien Collateral Agent and Second Lien Administrative Agent hereby: (i) consent to the First Lien Amendment, notwithstanding any provision of the Intercreditor Agreement to the contrary and (ii) waive notice of such amendment required pursuant to Section 7.01(a) of the Intercreditor Agreement.

(c)                Section 7.01(b) of the Intercreditor Agreement is hereby amended to change the reference to $5,000,000 in clause (1)(z) thereof to $7,000,000.

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Section 2.                Reaffirmation of Obligations. First Lien Collateral Agent, First Lien Administrative Agent, Second Lien Collateral Agent and Second Lien Administrative Agent each hereby (a) reaffirm, acknowledge and confirm the Intercreditor Agreement, as amended hereby, (b) reaffirm, acknowledge and confirm each of their respective representations and warranties in the Intercreditor Agreement, and (c) confirm and agree that the Intercreditor Agreement as amended hereby shall continue to be in full force and effect.

Section 3.                Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the first date on or prior to April ___, 2014 on which each of the following conditions has been satisfied (the “Amendment Effective Date”):

(a)                The First Lien Collateral Agent, the First Lien Administrative Agent, the Second Lien Collateral Agent, the Second Lien Administrative Agent and the Borrowers shall have received duly executed counterparts of this Amendment; and

(b)               The First Lien Amendment and the Second Lien Amendment shall have become effective in accordance with their terms.

Section 4.                Effect on the Intercreditor Agreement.

(a)                Except as set forth in this Amendment, the Intercreditor Agreement shall be and remains unchanged and in full force and effect in accordance with its terms.

(b)               Upon and after the effectiveness of this Amendment, each reference in the Intercreditor Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Intercreditor Agreement, shall mean and be a reference to the Intercreditor Agreement as modified by this Amendment.

Section 5.                Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to conflicts of law principles that would require the application of laws of another jurisdiction.

Section 6.                Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

Section 7.                Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FIRST LIEN COLLATERAL AGENT:

WELLS FARGO BANK, N.A.,

solely in its capacity as First Lien Collateral Agent

By:__________________________________

       Name: Michael Pinzon

       Title: Vice President

FIRST LIEN ADMINISTRATIVE AGENT:

WELLS FARGO BANK, N.A.,

solely in its capacity as First Lien Administrative Agent

By:__________________________________

       Name: Michael Pinzon

       Title: Vice President

SECOND LIEN COLLATERAL AGENT:

WELLS FARGO BANK, N.A.,

solely in its capacity as Second Lien Collateral Agent

By:__________________________________

       Name: Michael Pinzon

       Title: Vice President

SECOND LIEN ADMINISTRATIVE AGENT:

WELLS FARGO BANK, N.A.,

solely in its capacity as Second Lien Administrative Agent

By:__________________________________

       Name: Michael Pinzon

       Title: Vice President

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ACKNOWLEDGED AND AGREED:

BORROWERS: PACIFIC ETHANOL HOLDING CO. LLC, as Borrower By:__________________________________ Name:________________________________ Title:_________________________________	PACIFIC ETHANOL MADERA LLC, as Borrower By:__________________________________ Name:________________________________ Title:_________________________________
PACIFIC ETHANOL COLUMBIA, LLC, as Borrower By:__________________________________ Name:________________________________ Title:_________________________________	PACIFIC ETHANOL STOCKTON LLC, as Borrower By:__________________________________ Name:________________________________ Title:_________________________________
PACIFIC ETHANOL MAGIC VALLEY, LLC, as Borrower By:__________________________________ Name:________________________________ Title:_________________________________
BORROWERS’ AGENT: PACIFIC ETHANOL HOLDING CO. LLC, as Borrowers’ Agent By:__________________________________ Name:________________________________ Title:_________________________________

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SCHEDULE D

CONSENT AND AGREEMENT
(Senior Credit Agreement)

This CONSENT AND AGREEMENT (this "Consent"), dated as of April __, 2014, among CHS INC., a Minnesota cooperative corporation ("CHS"), Pacific Ethanol Madera LLC, a Delaware limited liability company (the "Borrower"), and Wells Fargo Bank, N.A., as collateral agent (together with its successors in such capacity, the "Collateral Agent") for the Senior Secured Parties identified in the Credit Agreement (as defined below) (the “Secured Parties”).

RECITALS

WHEREAS, the Borrower owns and operates a denatured ethanol production facility located at Madera, California, with a design basis capacity of approximately 40 million gallons-per-year of denatured ethanol (the "Plant");

WHEREAS, concurrently herewith, CHS and the Borrower are entering into that certain Grain Storage Agreement, dated as of the date hereof (as amended, restated, modified or otherwise supplemented from time to time in accordance with the terms hereof, the “GSA”) and, on or after the date hereof, subject to the satisfaction of the conditions set forth in the GSA, CHS and the Borrower may enter into Grain Contracts (as such term is defined in the GSA) (as amended, restated, modified or otherwise supplemented from time to time in accordance with the terms hereof, the “Grain Contracts”; the GSA and the Grain Contracts are hereinafter collectively referred to as the "Assigned Agreement"), pursuant to which CHS will obtain the right to store grain (the “Stored Grain”) in the grain handling and storage facility located at the Plant and owned by the Borrower (the “Grain Facilities”) and, subject to the satisfaction of the conditions set forth in the GSA, the Borrower will purchase grain from CHS;

WHEREAS, the Borrower, Collateral Agent, and other borrowers, agents and the lenders party thereto (the "Lenders") thereto have entered into a Credit Agreement, dated as of October 29, 2012 (as amended, the "Credit Agreement"), pursuant to which, among other things, the Lenders have made certain loans and other extensions of credit to the Borrower and certain of affiliates of the Borrower for the purpose of financing, in part, the cost of, and providing certain credit support for, among other purposes, the operation of the Plant and certain related expenses (the "Loans");

WHEREAS, certain Lenders or their affiliates (the "Interest Rate Protection Providers") may, from time to time, enter into interest rate hedging agreements with the Borrower and/or the other borrowers as permitted under the Credit Agreement (the "Interest Rate Protection Agreements"); and

WHEREAS, as security for the Loans, the Interest Rate Protection Agreements and all other obligations under the Credit Agreement and related financing documents, the Borrower has collaterally assigned all of its right, title and interest in, to and under, and granted a security interest in, the Assigned Agreement to the Collateral Agent pursuant to the Assignment and Security Agreement between the Borrower and Collateral Agent (as amended, restated, modified or otherwise supplemented from time to time, the "Security Agreement").

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NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1. CONSENT TO ASSIGNMENT, ETC.

(a) Consent to Assignment. CHS (i) consents in all respects to the pledge and assignment to Collateral Agent of all of the Borrower's right, title and interest in, to and under the Assigned Agreement pursuant to the Security Agreement and (ii) acknowledges the right, but not the obligation, of Collateral Agent or Collateral Agent's designee, in the exercise of Collateral Agent's rights and remedies under the Security Agreement, to make all demands, give all notices, take all actions and exercise all rights of the Borrower in accordance with the Assigned Agreement, and agrees that in such event, subject to the provisions of Section 1(d), CHS shall continue to perform its obligations under the Assigned Agreement.

(b) Substitute Owner. CHS agrees that, if Collateral Agent notifies CHS that an event of default under the Credit Agreement has occurred and is continuing and that Collateral Agent has exercised its rights (i) to have itself or its designee substituted for the Borrower under the Assigned Agreement or (ii) to sell, assign, transfer or otherwise dispose of the Assigned Agreement to a third party, then Collateral Agent, Collateral Agent's designee or such third party (each, a "Substitute Owner") shall be substituted for the Borrower under the Assigned Agreement and, in such event, subject to the provisions of Section 1(d), CHS will continue to perform its obligations under the Assigned Agreement in favor of the Substitute Owner.

(c) Right to Cure.

(i) i)Notwithstanding anything to the contrary contained in the Assigned Agreement, CHS shall not claim prevention or interference with performance of its obligations under the Assigned Agreement, nor shall CHS, subject to the provisions of subparagraph (iii) below and Section 1(d), exercise any right it may have under the Assigned Agreement, at law or in equity, to cancel, suspend or terminate the Assigned Agreement or any of its obligations under the Assigned Agreement, as the result of any default or other action or omission of the Borrower in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement that would immediately, or with the passage of any applicable grace period or the giving of notice, or both, enable CHS to terminate or suspend its obligations or exercise any other right or remedy under the Assigned Agreement or under applicable law (hereinafter an "Assigned Agreement Default"), until it first gives prompt written notice of such Assigned Agreement Default to Collateral Agent and affords Collateral Agent, Collateral Agent's designee and the Secured Parties a period of at least sixty (60) days (or, if such default is a payment default, fifteen (15) business days) to cure such default, commencing from the later to occur of (x) Collateral Agent's receipt of such notice and (y) the expiration of the later of any notice periods or cure periods provided for in the Assigned Agreement.

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(ii) Subject to the provisions of subparagraph (iii) below and Section 1(d) hereof, no cancellation, suspension or termination of the Assigned Agreement by CHS, or any other actions taken by CHS under the Assigned Agreement, shall be binding upon Collateral Agent without the notice and extended cure period specified in this Section 1(c). Any dispute that may arise under the Assigned Agreement notwithstanding, CHS shall continue performance under the Assigned Agreement and shall resolve any dispute without discontinuing such performance until the lapse of the notice and extended cure period specified in this Section 1(c).

(iii) The parties acknowledge and agree that, notwithstanding the foregoing provisions of this Section 1(c), in the event the Borrower defaults in the payment of any sum due to CHS under the Assigned Agreement and until such default is cured, CHS shall not be required to deliver additional Grain to the Grain Facilities. Furthermore, it shall be unlawful for the Borrower during any such continuing default to continue to move any Stored Grain from the Grain Facilities to the ethanol production process. CHS shall have the right to enter the Plant site at any time to ascertain if the Borrower has ceased or is continuing to consume Stored Grain. The parties acknowledge that the Borrower’s continued consumption of Stored Grain while in default of its payment obligations may cause irreparable harm to CHS. Accordingly, the Borrower and the Secured Parties agree that CHS shall be entitled to obtain a restraining order or injunction directing the Borrower to cease its consumption of Stored Grain until the payment default is cured.

(d) No Termination, Assignment or Material Amendments. CHS will not, without thirty (30) days prior written notice to Collateral Agent, enter into any consensual cancellation or termination of the Assigned Agreement. CHS shall have no obligation to notify the Collateral Agent of the expiration of the term of the Assigned Agreement.

(e) No Liability. CHS acknowledges and agrees that none of Collateral Agent, Collateral Agent's designee or the Secured Parties shall have any liability or obligation under the Assigned Agreement as a result of this Consent, the Security Agreement or otherwise, nor shall Collateral Agent, Collateral Agent's designee or the Secured Parties be obligated or required to (i) perform any of the Borrower's obligations under the Assigned Agreement, except, in the case of Collateral Agent or Collateral Agent's designee, during any period in which Collateral Agent or Collateral Agent's designee is a Substitute Owner pursuant to Section 1(b), in which case (A) the obligations of such Substitute Owner shall be no more than those of the Borrower under the Assigned Agreement, (B) such Substitute Owner shall have no personal liability to CHS for the performance of such obligations and (C) the sole recourse of CHS for the performance of such obligations shall be limited to such Substitute Owner's interest in the Project, or (ii) take any action to collect or enforce any claim for payment assigned under the Security Agreement.

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(f) Delivery of Notices. CHS shall deliver to Collateral Agent, concurrently with the delivery thereof to the Borrower, a copy of each written notice, request or demand (but not customary business correspondence) given by CHS pursuant to the Assigned Agreement.

2. PAYMENTS UNDER THE ASSIGNED AGREEMENT

If the Collateral Agent has elected to exercise remedies under the Security Agreement in connection with a default, CHS will pay all amounts payable by it under the Assigned Agreement, if any, in lawful money of the United States of America, in immediately available funds, directly into the account or to such other person or account as may be specified from time to time by Collateral Agent to CHS in writing.

3. REPRESENTATIONS AND WARRANTIES OF THE CONSENTING PARTY

CHS hereby represents and warrants to the Collateral Agent, the Lenders and the Interest Rate Protection Providers as follows, which representations and warranties shall survive the execution and delivery of this Consent and the Assigned Agreement and the consummation of the transactions contemplated hereby and thereby:

(a) Organization; Power and Authority. CHS is a cooperative corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has all requisite power and authority to enter into and to perform its obligations under this Consent and the Assigned Agreement, and to carry out the terms hereof and thereof and the transactions contemplated hereby and thereby.

(b) Authorization. The execution, delivery and performance by CHS of this Consent and the Assigned Agreement have been duly authorized by all necessary corporate action on the part of CHS and do not require any approval or consent of any holder (or any trustee for any holder) of any indebtedness or other obligation of (i) CHS or (ii) any other person or entity, except approvals or consents which have previously been obtained.

(c) Execution and Delivery; Binding Agreements. Each of this Consent and the Assigned Agreement is in full force and effect, has been duly executed and delivered on behalf of CHS and constitutes the legal, valid and binding obligation of CHS, enforceable against CHS in accordance with its terms except as the enforceability hereof or thereof may be limited by (i) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

(d) Litigation. There is no litigation, action, suit, proceeding or investigation pending or (to the best of CHS's knowledge after due inquiry) threatened against CHS before or by any court, collateral agency, arbitrator or governmental authority, body or agency that (i) if adversely determined, individually or in the aggregate, could adversely affect the performance by CHS of its obligations under this Consent or the Assigned Agreement or (ii) questions the validity, binding effect or enforceability of this Consent or the Assigned Agreement, any action taken or to be taken pursuant hereto or thereto or any of the transactions contemplated hereby or thereby.

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(e) Compliance with Other Instruments, etc. The execution, delivery and performance by CHS of this Consent and the Assigned Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any violation of, breach of or default under any term of (i) its organizational documents or (ii) any contract or agreement to which it is a party or by which it or its property is bound, or of any license, permit, franchise, judgment, writ, injunction, decree, order, charter, law, ordinance, rule or regulation applicable to it which could have a material adverse effect upon its ability to perform under the Assigned Agreement or this Consent.

(f) Government Consent. No consent, order, authorization, waiver, approval or any other action, or registration, declaration or filing with, any person, board or body, public or private, is required to be obtained by CHS in connection with the execution, delivery or performance of the Assigned Agreement or the consummation of the transactions contemplated thereunder.

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COLLATERAL AGENT

(a) Authority. The Collateral Agent hereby represents and warrants to CHS that (i) it has the authority under the Credit Agreement to enter into this Consent on behalf of itself, the Lenders and the other Secured Parties; (ii) the execution, delivery and performance by the Collateral Agent of this Consent has been duly authorized by all necessary actions, and (iii) this Consent is in full force and effect, has been duly executed and delivered by the Collateral Agent and constitutes the legal, valid and binding obligation of Collateral Agent, enforceable against Collateral Agent in accordance with its terms except as the enforceability hereof or thereof may be limited by (1) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and (2) general equitable principles (whether considered in a proceeding in equity or at law).

(b) No Security Interest. The Collateral Agent hereby acknowledges that the grant of a lien and security interest by the Borrower to the Collateral Agent and the other Secured Parties under the Security Agreement and the Boardman Deed of Trust (as defined in the Credit Agreement), and any other security grants in connection with the Credit Agreement and the Interest Rate Protection Agreements, do not include any Stored Grain prior to its delivery or deemed delivery to the Borrower pursuant to Paragraph 2(e) of the Assigned Agreement.

(c) Right to Remove Grain. The Collateral Agent hereby acknowledges and consents to the rights of CHS under Paragraphs 7(a) through (e) of the Assigned Agreement and agrees that, in the event that the Collateral Agent exercises any of its rights under Section 1 of this Consent, then CHS shall have the right, at any time and from time to time, to enter the Plant site and remove all or a portion of the Stored Grain from the Grain Facilities at the expense of CHS; provided that (i) any such ingress, egress or removal activities shall not materially or adversely interfere with the operation of the Plant and (ii) CHS shall be responsible for any and all damage caused to the Plant as a result of any such ingress, egress or removal activities.

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5. HOLD HARMLESS

Borrower hereby releases CHS from any liability to Borrower for all its actions or failures to act which comply with the terms of this Consent.

6. MISCELLANEOUS

(a) Applicable Law; Submission to Jurisdiction.

(i) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

(ii) Any legal action or proceeding with respect to this Consent and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of California or of the United States of America for the Central District of California, and, by execution and delivery of this Consent, each of CHS, the Borrower and Collateral Agent hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof.

(iii) Each of CHS, the Borrower and Collateral Agent hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Consent brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(iv) Nothing herein shall affect the right of Collateral Agent or its designees to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against CHS in any other jurisdiction.

(b) Waiver of Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSENT.

(c) Notices. All notices and other communications hereunder shall be in writing, shall be deemed given upon receipt thereof by the party or parties to whom such notice is addressed, shall be sent by first class mail, by personal delivery, by a nationally recognized courier service, electronic transmission or by facsimile (subject to electronic confirmation), and shall be directed as follows:

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If to CHS:	CHS Inc. 5500 Cenex Drive Inver Grove Heights, Minnesota 55077 Attention: Rick Romer Telephone: (651) 335-3739 Facsimile: (866)621-5561

If to the Borrower:

Pacific Ethanol Madera LLC

c/o Pacific Ethanol, Inc.

400 Capitol Mall, Suite 2060

Sacramento, CA 95814

Attention: Bryon McGregor

Telephone: (916) 403-2710

Facsimile: (916) 446-3937

Email: bmcgregor@pacificethanol.net

with a copy to:

Pacific Ethanol Madera LLC

c/o Pacific Ethanol, Inc.

400 Capitol Mall, Suite 2060

Sacramento, CA 95814

Attention: General Counsel

Telephone: (916) 403-2130

Facsimile: (916) 403-2785

Email: cwright@pacificethanol.net

If to the Collateral Agent

Wells Fargo Bank, N.A.

150 East 42nd Street, 40th Floor

New York, New York 10017

Attention: Michael Pinzon, CMES- Pacific Ethanol

Telephone: (917) 260-1537

Facsimile: (917) 260-1594

Email: michael.d.pinzon@wellsfargo.com

and hui.chen@wellsfargo.com

The above parties may, by notice given hereunder, designate any further or different addresses to which subsequent notices or other communications shall be sent.

(d) Amendment, Waiver. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by CHS and Collateral Agent.

(e) Limitation of Liability. Each of the representations, warranties, undertakings and agreements herein made on the part of the Collateral Agent is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding the Collateral Agent personally but is made with the intent of binding only the estate or matters for which the Collateral Agent is agent, and this Consent and Agreement is executed and delivered by the Collateral Agent solely in the exercise of the powers expressly conferred upon it as agent under the collateral agency agreement creating the agency under which the Collateral Agent is agent; and no personal liability or responsibility is assumed hereunder by, or shall at any time be enforceable against, the Collateral Agent in respect of the transactions contemplated by the agreements set forth herein.

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(f) No Waiver; Remedies Cumulative. The waiver of any right, breach or default under this Consent by any party must be made specifically and in writing. No failure or delay on the part of Collateral Agent in exercising any right, power or privilege hereunder and no course of dealing between CHS and Collateral Agent shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise, or the further exercise, of any other right, power or privilege hereunder. No notice to or demand upon any party will entitle such party to any further, subsequent or other notice or demand in similar or any other circumstances. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that Collateral Agent would otherwise have.

(g) Counterparts. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

(h) Headings Descriptive. The headings of the several sections and subsections of this Consent are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Consent.

(i) Severability. In case any provision in or obligation under this Consent shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(j) Successors and Assigns. This Consent shall be binding upon the parties hereto and their permitted successors and assigns and shall inure to the benefit of the parties, their designees and their respective permitted successors and assigns; provided, however, that no party or its respective successor or assign shall assign any of its interest in this Consent except in connection with an assignment of its interests in the Assigned Agreement and then only to the same person(s) or entity (its) to which its interest in the Assigned Agreement is so assigned.

(k) Survival. All agreements, statements, representations and warranties made by CHS herein shall be considered to have been relied upon by Collateral Agent and the Secured Parties and shall survive the execution and delivery of this Consent.

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(l) Further Assurances. The parties hereto hereby agree to execute and deliver all such instruments and take all such action as may be necessary to effectuate fully the purposes of this Consent.

(m) Termination.

(i) Each party's obligations hereunder are absolute and unconditional, and no party has the right to terminate this Consent or to be released, relieved or discharged from any obligation or liability hereunder until all Loans and all other obligations under the Credit Agreement have been indefeasibly satisfied in full, notice of which will be provided by Collateral Agent when such obligations have been satisfied (the "Termination Notice"), provided that this Consent shall terminate and be of no further force or effect in the event that CHS terminates the Assigned Agreement in accordance with the terms of this Consent, subject to the right of CHS to remove the Stored Grain from the Grain Facilities.

(ii) In the event that the Loans are refinanced or replaced by other credit facilities, this Consent and Agreement will continue in effect for the benefit of CHS, Borrower, the Interest Rate Protection Providers and the providers of such new credit facilities (the "New Lender"); provided, that (A) within five (5) days following delivery by Collateral Agent to CHS of a Termination Notice, the New Lender or an agent, trustee or other representative of the New Lender, will notify CHS that it assumes the rights and prospective obligations of Collateral Agent under this Consent, and will supply substitute notice address information for Section 6(c), (B) the amount of the new credit facilities do not exceed the original amount of commitments by the Lenders to make loans and extend other credit facilities under the Credit Agreement and (C) thereafter, (1) the term "Loans" under this Consent will be deemed to refer to the new credit facilities, (2) the term "Collateral Agent" or "Lenders" will be deemed to refer to the New Lender or any agent or trustee of the New Lender, (3) the term "Credit Agreement" will be deemed to refer to the credit agreement, indenture or other instrument providing for the new credit facilities and (4) the term "Security Agreement" will be deemed to refer to the security agreement under which the Assigned Agreement is assigned as collateral to secure performance of the obligations of Borrower under the new credit facilities.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, CHS, the Borrower and Collateral Agent have caused this Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

CHS INC.,

a Minnesota cooperative corporation

By:_________________________________
Name:
Title:

PACIFIC ETHANOL MADERA LLC,

a Delaware limited liability company

By:_________________________________
Name:
Title:

WELLS FARGO BANK, N.A.,
as Collateral Agent

By:_________________________________
Name:
Title:

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SCHEDULE 1.01(a)

AMENDED LENDERS, LOAN COMMITMENTS AND OFFICES

I.     LOANS

LENDER	COMMITMENT	DOMESTIC OFFICE	EURODOLLAR OFFICE
Credit Suisse Loan Funding LLC	$9,305,000.00	Credit Suisse Loan Funding LLC 7033 Louis Stephens Drive PO Box 110047 Research Triangle Park, NC 27709 Attention: Joe Primiano Telephone: 919-994-4788 Facsimile: 866-469-3871
CWD OC 522 Master Fund, Ltd.	$1,882,000.00	PETER DOWLING Phone: 212-439-4489 Fax: 646-380-3565 Email: LOANS@CANDLEWOODGROUP.COM; PDOWLING@CANDLEWOODGROUP.COM; CandlewoodOps@citco.com
Candlewood Special Situations Master Fund, Ltd.	$3,813,000.00	PETER DOWLING Phone: 212-439-4489 Fax: 646-380-3565 Email: LOANS@CANDLEWOODGROUP.COM; PDOWLING@CANDLEWOODGROUP.COM; CandlewoodOps@citco.com

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EXHIBIT 2.02

FORM OF FUNDING NOTICE

[See Attached]

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EXHIBIT 2.02
to Credit Agreement

[FORM OF]
FUNDING NOTICE

This Funding Notice (this “Funding Notice”), dated as of [________], 20[__], is delivered to WELLS FARGO BANK, N.A., as administrative agent (the “Administrative Agent”), pursuant to Section 2.02 of the Credit Agreement, dated as of [__], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Pacific Ethanol Holding Co. LLC, a Delaware limited liability company (“Pacific Holding”), Pacific Ethanol Madera LLC, a Delaware limited liability company (“Madera”), Pacific Ethanol Columbia, LLC, a Delaware limited liability company (“Boardman”), Pacific Ethanol Stockton LLC, a Delaware limited liability company (“Stockton”), and Pacific Ethanol Magic Valley, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, each a “Borrower” and collectively the “Borrowers”), as borrowers, Pacific Holding, as Borrowers’ Agent, each of the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent and Collateral Agent, and Amarillo National Bank, as accounts bank. This Funding Notice sets forth certain undertakings of the Borrowers with respect to the transactions contemplated by the Credit Agreement. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrowers wish to propose a Funding of Loans under the Credit Agreement in accordance with Section 2.02 of the Credit Agreement and on the terms and conditions set forth therein and herein.

WHEREAS, to induce the Lenders to extend credit under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers hereby agree as follows:

Section 1.                Funding Request. The Borrowers hereby irrevocably propose a Funding (the “Proposed Funding”) of Loans in the amounts set forth below: [Note: each Funding Notice should only include those provisions applicable to the requested Funding.]

(a)                [_____] Dollars ($[_____]) requested to be funded as [Eurodollar Loans][and [_____] Dollars ($[______]) requested to be funded as][Base Rate Loans] for application in accordance with the Budget;

(b)               [_____] Dollars ($[_____]) requested to be funded as [Eurodollar Loans][and [_____] Dollars ($[______]) requested to be funded as][Base Rate Loans] for application in accordance with the Initial Budget.1

___________________

1 Only on Closing Date.

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The Funding Date proposed for the Proposed Funding is [_______], 20[__] (the “Proposed Funding Date”). The Borrowers hereby certify that this Funding Notice is being delivered to the Administrative Agent not later than 12:00 Noon New York City time five (5) Business Days prior to the Proposed Funding Date, and that the Proposed Funding Date is a Business Day.2

The Borrowers hereby request that on the Proposed Funding Date the Administrative Agent deliver by wire transfer, in immediately available funds, the proceeds of such Proposed Funding, which are subject to the limits set forth in Section 2.01(a) and Section 2.01(b) of the Credit Agreement, to the Revenue Account.3

Section 2.                Certifications. The Borrowers certify that as of the Proposed Funding Date:

(i)                 each of the conditions to the Proposed Funding set forth in Article VI of the Credit Agreement have been satisfied;

(ii)               the Borrowers are in compliance with all applicable conditions set forth in Article VI of the Credit Agreement, on and as of the Proposed Funding Date, before and after giving effect to such Proposed Funding and to the application of the proceeds therefrom;

(iii)             each of the representations and warranties made by each of the Borrowers and the Pledgor in the Financing Documents is true and correct in all material respects (except with respect to representations and warranties that expressly refer to an earlier date), before and after giving effect to the Proposed Funding and to the application of the proceeds therefrom;

(iv)             no Default or Event of Default has occurred and is continuing or would occur as a result of the Proposed Funding;

(v)               since April 16, 2010, no Material Adverse Effect has occurred and is continuing;

(vi)             after giving effect to the Loans requested hereunder, the aggregate principal amount of the Funded Loans will not exceed the Aggregate Commitment;

(vii)           each Borrower has all Necessary Project Approvals required under the Credit Agreement as of the date of this Funding Notice, and the same are (i) in full force and effect and (ii) final and Non-Appealable, [except as a result of the Cold Shutdown of _____________];4 and

(viii)         all and each of the statements contained in this Funding Notice are true and correct.

___________________

2 Business Day requirement waived for the Closing Date funding.

3 Or if otherwise agreed to by the Administrative Agent, specify account wire instructions.

4 List any Plants that are in Cold Shutdown as approved in accordance with the Credit Agreement.

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Section 3.                Governing Law. This Funding Notice, and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 4.                Execution in Counterparts. This Funding Notice may be executed by the parties hereto in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document.

The undersigned are executing this Funding Notice not in their individual capacities but in their respective capacities as Authorized Officers of the Borrowers.

[The remainder of this page is intentionally blank. The next page is the signature page.]

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IN WITNESS WHEREOF, the undersigned have caused this Funding Notice to be duly executed and delivered as of the day and year first written above.

PACIFIC ETHANOL HOLDING CO. LLC

By:__________________________________

       Name:

       Title:

PACIFIC ETHANOL MADERA LLC

By:__________________________________

       Name:

       Title:

PACIFIC ETHANOL COLUMBIA, LLC

By:__________________________________

       Name:

       Title:

PACIFIC ETHANOL STOCKTON LLC

By:__________________________________

       Name:

       Title:

PACIFIC ETHANOL MAGIC VALLEY, LLC

By:__________________________________

       Name:

       Title:

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SCHEDULE 2.01 (MADERA ASSIGNMENT AND SECURITY AGREEMENT)

PROJECT DOCUMENTS

(i)	Grain Supply Agreements between Madera and Pacific Ag. Products.

(ii)	Ethanol Offtake Agreements between Madera and Kinergy.

(iii)	DG Offtake Agreements between Madera and Pacific Ag. Products.

(iv)	Grain Supply Agreement between Madera and CHS, Inc.

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